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                                                                 EXHIBIT (10)(c)


                          EXECUTIVE RETENTION AGREEMENT


         THIS AGREEMENT made as of the 1st day of July, 2000, by and among LACLEDE STEEL COMPANY, ("Laclede Steel"), LACLEDE CHAIN MANUFACTURING CO., ("Laclede Chain"), LACLEDE MID-AMERICA, INC. ("Laclede Mid-America"), each with its principal office in St. Louis, Missouri, (collectively, the "Companies")and RALPH M. CASSELL, residing at 5423 Dantonaire Place, St. Louis, Missouri 63128 (hereinafter called the "Executive").


                                   WITNESSETH


         WHEREAS, the Executive is currently employed as President Of Laclede Chain and Laclede Mid-America and Vice President of Laclede Steel; and


         WHEREAS, the Companies desire to reduce the Executive's concerns about the disruption of income and certain benefits due to the possibility of unexpected job loss in the event of the Companies' termination of Executive's employment without Cause (as hereinafter defined) following a Termination of Bankruptcy Proceeding (as hereinafter defined):


         NOW, THEREFORE, the parties hereby enter into this Agreement effective as of the date first above written.


         I. Definitions.

         For the purpose of this Agreement, the following terms shall have the following meanings:

         A."Cause" shall mean Executive's violation of the provisions of paragraph III herein or his dishonesty or unlawful acts committed in connection with the businesses of the Companies, and which results in substantial gain or profit to Executive.

         B."Good Reason" shall mean a reduction in the total of Executive's collective base salary from all of the Companies, a material reduction in Executive's fringe benefits, the requirement that Executive relocate, a requirement that Executive's place of employment be based more than fifty (50) miles from the city limits of the City of St. Louis, Missouri or Executive's termination from all of his positions as President of Laclede Chain and Laclede Mid-America and Vice President of Laclede Steel.

         C. "Termination of Bankruptcy Proceeding" shall mean either (i) the confirmation of a plan of reorganization of the Companies under Chapter 11 of the Federal bankruptcy laws, or (ii) the conversion of the Companies' reorganization to a plan of liquidation of the Companies under Chapter 7 of the Federal bankruptcy laws.

         II. Termination Benefits.

         If, within twelve (12) months following a Termination of Bankruptcy Proceeding, Executive's employment is terminated by all of the Companies for any reason other than Cause, or Executive terminates his employment of all of the Companies for Good Reason, Executive shall be paid a lump cash sum equal to one hundred percent (100%) of the higher of (i) Executive's annual base salary rate from all of the Companies in effect as of the date of this Agreement, or (ii) Executive's annual base salary rate from all of the Companies in effect as of the date of such termination of employment. Such payment shall be made within fifteen (15) days of such termination. If Executive terminates employment for any reason other than Good Reason or if the Companies terminate Executive's employment for Cause, no benefit shall be payable hereunder.

         III. Covenants of Executive

                   (a) During the term of Executive's employment with the Companies, Executive covenants and agrees that he will not (except as required in Executive's duties to the Companies), in any manner directly or indirectly:

                           (i)  Disclose or divulge to any person, entity, firm
or company whatsoever, or use for Executive's own benefit or the benefit of any other person, entity, firm or company directly or indirectly, in competition with the businesses of the Companies, as the same may exist at the date of such cessation, any proprietary business methods, customer lists, supplier lists, business plans or other information or data of the Companies, without regard to whether all of the foregoing matters will otherwise be deemed confidential, material or important, the parties hereto stipulating that as between them, the same are important, material and

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confidential and greatly affect the effective and successful conduct of the business and the goodwill of the Companies, and that any breach of the terms of this subparagraph (i) shall be a material breach of this Agreement;

                           (ii)   Solicit, divert, take away or interfere with
any of the customers, trade, business, patronage, employees or agents of the Companies;

                           (iii)  Engage, directly or indirectly, either
personally or as an employee, partner, associate, officer, manager, agent, advisor, consultant or otherwise, or by means of any corporate or other entity or device, in any business competitive with any of the businesses of the Companies.

                   (b) For purposes hereof, a business will be deemed competitive if (i) such business involves the manufacture and sale of steel, or any other business which is competitive, during or as of the date of cessation of Executives' employment, with any business then being conducted by the Companies or as to which the Companies have at such time formulated definitive plans to enter; and (ii) such business makes substantial sales of products competitive with those of the Companies in any of the States of Missouri, Illinois, Indiana, Iowa, Michigan, Pennsylvania and Ohio.

                   (c) All of the covenants on behalf of Executive contained in this paragraph III shall be construed as agreements independent of any other provision of this Agreement, and the existence of any claim or cause of action against the Companies, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Companies of these covenants.

                   (d) It is the intention of the parties to restrict the activities of Executive under this paragraph III only to the extent necessary for the protection of legitimate business interests of the Companies, and the parties specifically covenant and agree that should any of the clauses or provisions set forth herein, under any set of circumstances not now foreseen by the parties, be held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, then and in that event, it is the intention of the parties hereto that, in lieu of each such clause or provision of this paragraph III, there shall be substituted or added, and there is hereby substituted or added, terms to such illegal, invalid or unenforceable clause or provision as may be legal, valid and enforceable.

         IV.   Indemnification for Expense

         If Executive is the prevailing party, the Companies shall pay all of Executive's reasonable legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by Executive as a result of Executive's seeking to obtain or enforce any right or benefit provided by this Agreement.

         V.    Successors

         A. The rights and obligations of the Companies under this Agreement shall inure to the benefit of and shall be binding upon the Companies, their successors and assigns, including without limitation, any person, partnership or corporation which may acquire all or substantially all of the Companies' assets and business, or with or into which the Companies may be consolidated or merged. Any and all references to the Companies in this Agreement shall be deemed to mean and include any successor or assignee.

         B. This Agreement shall also inure to the benefit of and be binding on Executive and Executive's legal representatives, but being a contract for personal services, cannot be assigned by Executive.

         VI.   Severability

         In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

         VII.   Applicable Law

         The construction and interpretation of this Agreement shall be governed by the laws of the State of Missouri applicable to agreements made and to be performed within Missouri, without regard to Missouri's conflict of laws rules.

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         VIII.  No Mitigation Required

         Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Companies' obligations to make the payments and arrangements required to be made under this Agreement.

         IX.   Notice

         All notices under this Agreement shall be made in writing and shall be duly sent if sent by registered mail or certified mail to the respective parties' address shown hereinabove or such other address as the parties may hereafter designate in writing for such purpose.

         X.    Captions and Titles

         Captions and titles have been used in this Agreement only for convenience, and in no way define, limit or describe the meaning of this Agreement or any part thereof.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]











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                          EXECUTIVE RETENTION AGREEMENT


         THIS AGREEMENT made as of the 1st day of July, 2000, by and between LACLEDE STEEL COMPANY, with its principal office in St. Louis, Missouri (the "Company"), and JAMES CAPORALETTI, residing at 14 Eaton Lane, Willingboro, New Jersey 08046 (hereinafter called the "Executive").


                                   WITNESSETH


         WHEREAS, the Executive is currently employed as the Vice President and General Manager, Wire Division of the Company; and


         WHEREAS, the Company desires to reduce the Executive's concerns about the disruption of income and certain benefits due to the possibility of unexpected job loss in the event of the Company's termination of Executive's employment without Cause (as hereinafter defined) following a Termination of Bankruptcy Proceeding (as hereinafter defined):


         NOW, THEREFORE, the parties hereby enter into this Agreement effective as of the date first above written.


         I. Definitions.

         For the purpose of this Agreement, the following terms shall have the following meanings:

         A."Cause" shall mean Executive's violation of the provisions of paragraph III herein or his dishonesty or unlawful acts committed in connection with the business of the Company, and which results in substantial gain or profit to Executive.

         B. "Good Reason" shall mean a reduction in Executive's base salary, a material reduction in Executive's fringe benefits or the imposition by the Company of a material reduction in employer's responsibilities.

         C. "Termination of Bankruptcy Proceeding" shall mean either (i) the confirmation of a plan of reorganization of the Company under Chapter 11 of the Federal bankruptcy laws, or (ii) the conversion of the Company's reorganization to a plan of liquidation of the Company under Chapter 7 of the Federal bankruptcy laws.

         II. Termination Benefits.

         If, within twelve (12) months following a Termination of Bankruptcy Proceeding, Executive's employment is terminated by the Company for any reason other than Cause, or Executive terminates his employment for Good Reason, Executive shall be paid a lump cash sum equal to one hundred percent (100%) of the higher of (i) Executive's annual base salary rate in effect as of the date of this Agreement, or (ii) Executive's annual base salary rate in effect as of the date of such termination of employment. Such payment shall be made within fifteen (15) days of such termination.

         III. Covenants of Executive

                   (e) During the term of Executive's employment with the Company, Executive covenants and agrees that he will not (except as required in Executive's duties to the Company), in any manner directly or indirectly:

                         (i)  Disclose or divulge to any person, entity, firm or
company whatsoever, or use for Executive's own benefit or the benefit of any other person, entity, firm or company directly or indirectly, in competition with the business of the Company, as the same may exist at the date of such cessation, any proprietary business methods, customer lists, supplier lists, business plans or other information or data of the Company, without regard to whether all of the foregoing matters will otherwise be deemed confidential, material or important, the parties hereto stipulating that as between them, the same are important, material and confidential and greatly affect the effective and successful conduct of the business and the goodwill of the Company, and that any breach of the terms of this subparagraph (i) shall be a material breach of this Agreement;

                        (ii) Solicit, divert, take away or interfere with any of the customers, trade, business, patronage, employees or agents of the Company;

                        (iii) Engage, directly or indirectly, either personally or as an employee, partner, associate, officer, manager, agent, advisor, consultant or otherwise, or by means of any corporate or other entity or device, in any business competitive with the business of the Company.


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                   (f) For purposes hereof, a business will be deemed
competitive if (i) such business involves the manufacture and sale of steel, or any other business which is competitive, during or as of the date of cessation of the Company's employment, with any business then being conducted by the Company or as to which the Company has at such time formulated definitive plans to enter; and (ii) such business makes substantial sales of products competitive with those of the Company in any of the States of Missouri, Illinois, Indiana, Iowa, Michigan, Pennsylvania and Ohio.

                   (g) All of the covenants on behalf of Executive contained in this paragraph III shall be construed as agreements independent of any other provision of this Agreement, and the existence of any claim or cause of action against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of these covenants.

                   (h) It is the intention of the parties to restrict the activities of Executive under this paragraph III only to the extent necessary for the protection of legitimate business interests of the Company, and the parties specifically covenant and agree that should any of the clauses or provisions set forth herein, under any set of circumstances not now foreseen by the parties, be held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, then and in that event, it is the intention of the parties hereto that, in lieu of each such clause or provision of this paragraph III, there shall be substituted or added, and there is hereby substituted or added, terms to such illegal, invalid or unenforceable clause or provision as may be legal, valid and enforceable.

         IV. Indemnification for Expense

         If Executive is the prevailing party, the Company shall pay all of Executive's reasonable legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by Executive as a result of Executive's seeking to obtain or enforce any right or benefit provided by this Agreement.


         V.   Successors

              A. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the Company, its successors and assigns, including without limitation, any person, partnership or corporation which may acquire all or substantially all of the Company's assets and business, or with or into which the Company may be consolidated or merged. Any and all references to the Company in this Agreement shall be deemed to mean and include any successor or assignee.

              B. This Agreement shall also inure to the benefit of and be binding on Executive and Executive's legal representatives, but being a contract for personal services, cannot be assigned by Executive.


         VI.  Severability

              In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

         VII. Applicable Law


              The construction and interpretation of this Agreement shall be governed by the laws of the State of Missouri applicable to agreements made and to be performed within Missouri, without regard to Missouri's conflict of laws rules.

         VIII. No Mitigation Required

               Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement.

         IX.   Notice

               All notices under this Agreement shall be made in writing and shall be duly sent if sent by registered mail or certified mail to the respective parties' address shown hereinabove or such other address as the parties may hereafter designate in writing for such purpose.

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         X.    Captions and Titles


               Captions and titles have been used in this Agreement only for convenience, and in no way define, limit or describe the meaning of this Agreement or any part thereof.


               IN WITNESS WHEREOF, the parties have signed this Agreement on this day of _________, 2000.


                           LACLEDE STEEL COMPANY


                           By:__________________________________
                                    THOMAS E. BREW, JR.
                                       PRESIDENT



                           ______________________________________
                             JAMES CAPORALETTI



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